Bank Loans (Details)			12 Months Ended
	Feb. 04, 2021 USD ($)	Feb. 04, 2021 CNY (¥)	Jun. 30, 2021 USD ($)	Jun. 30, 2020 USD ($)	Jun. 30, 2019 USD ($)
Federal Home Loan Banks [Abstract]
Short-term bank loans outstanding			5.58%	6.92%
Interest rate for bank loans			6.26%	7.21%	9.89%
Bank loans			$ 228,806	$ 125,186	$ 123,205
Chief executive officer, description			Mr. Zhuoqin Huang, the chief executive officer of the Company, and his spouse. On October 29, 2021, the Company repaid the one-year bank loan of RMB7,000,000 (equivalent to $1,083,944) with Xiamen International Bank with an annual interest rate of 8%.
Total received	$ 1,548,491	¥ 10,000,000
Factoring the receivables due from customers	$ 2,013,038	¥ 13,000,000